Leases (Tables) - Forge Nano, Inc.	12 Months Ended
Dec. 31, 2025
Leases
Schedule of future minimum annual commitments under operating lease

Future minimum annual commitments under these operating leases as of December 31, 2025 are as follows:

Amount
2026	$7,917
2027	8,153
2028	8,398
2029	8,305
2030	8,070
Thereafter	87,098
Total	127,941
Less: amount representing interest	(63,491)
Present value of net minimum lease payments	64,450
Less: current obligations	(1,287)
Long-term obligations under leases	$63,163

Schedule of expense recognized for lease

	2025	2024
Lease cost – Operating lease cost	$7,358	$726
Other information:
Cash paid for amounts included in the measurement of lease liabilities – Operating cash flows from operating leases	$2,477	$660
Right-of-use assets obtained in exchange for new operating lease liabilities	64,766	—
Weighted-average remaining lease term (years) – Operating leases	13.86	4.58
Weighted-average discount rate – Operating leases	10.49%	10.00%